Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Basis of Presentation

The Unaudited Pro Forma Condensed Combined Financial Statements reflect the combined financial statements after giving effect to the merger. The Unaudited Pro Forma Condensed Combined Financial Statements do not reflect any adjustments to reflect a purchase price allocation. The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with CollabRx’s historical consolidated financial statements and accompanying notes as of and for the year ended March 31, 2015 and as of and for the three months ended June 30, 2015 and Medytox’s historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015.

The Unaudited Pro Forma Condensed Combined Statements of Income and Unaudited Pro Forma Condensed Combined Statements of Operations and Comprehensive Loss give effect to the merger as if it had been consummated on January 1, 2014, the beginning of the earliest period presented. The Unaudited Pro Forma Condensed Combined Balance Sheet assumes the merger had been consummated on the balance sheet date of June 30, 2015. The following unaudited pro forma condensed combined financial information may require additional pro forma adjustments including, but not limited to, acquisition accounting adjustments. Information necessary to make adjustments for acquisition accounting is not readily available. Such adjustments may be material to the currently presented pro forma financial information.

The following unaudited pro forma condensed combined financial information includes adjustments to eliminate costs associated with this anticipated transaction; certain duplicate expenses since both parties are SEC registrants and, for the year ended December 31, 2014, reflect the tax benefit of the CollabRx losses as if the combined company filed a single tax return for the period. These pro forma adjustments are preliminary and may be revised. There can be no assurance that such revisions will not result in material changes.

The Unaudited Pro Forma Condensed Combined Financial Statements are provided for informational purposes only. The pro forma information provided is not necessarily indicative of what the combined company’s financial position and results of operations would have actually been had the merger been completed on the dates used to prepare these pro forma financial statements. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to project the future financial position or results of operations of the merged companies.

These Unaudited Pro Forma Condensed Combined Financial Statements do not give effect to any anticipated purchase price allocations, synergies, operating efficiencies or cost savings that may be associated with the transaction. These financial statements also do not include any integration costs the companies may incur related to the merger as part of combining the operations of the companies. Costs for planning for the integration will be incurred prior to the effective time of the merger, and a substantial portion of the remainder of these costs will be incurred over the year following the merger. In general, these costs will be recorded as expenses when incurred and are non-recurring.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
As of June 30, 2015

	Medytox	CollabRx	Pro Forma Adjustments		Pro Forma
Cash	$700,923	$6,084,000	$		$6,784,923
Accounts receivable, net	22,471,342	192,000			22,663,342
Prepaid expenses and other current assets	572,314	165,000			737,314

Total current assets	$23,744,579	$6,441,000	$		$30,185,579
					–
Property and equipment, net	7,814,666	107,000			7,921,666
					–
Other assets:					–
Intangible assets, net	4,420,372	441,000			4,861,372
Goodwill	3,278,813	603,000			3,881,813
Deposits	218,552				218,552
Investment in equity	–	818,000			818,000
					–
Total assets	$39,476,982	$8,410,000		$–	$47,886,982
					–
Current liabilities:					–
Accounts payable	$3,885,116	$420,000		$(448,405)	$3,856,711
Accrued expenses	3,627,422			(1,398,006)	2,229,416
Accrued compensation					–
Promissory notes payable and interest, current		208,000			208,000
Income tax liabilities	7,539,715				7,539,715
Deferred Income taxes	9,200				9,200
Current portion of notes payable	259,184				259,184
Current portion of notes payable, related party	3,804,329				3,804,329
Current portion of capital lease obligations	611,927				611,927
Derivative liability	380,000				380,000
Deferred revenue	–	210,000			210,000
					–
Total current liabilities	$20,116,893	$838,000		$(1,846,411)	$19,108,482
					–
Other liabilities:					–
Repurchase agreements payable	–				–
Notes payable, net of current portion	–	333,000			333,000
Capital lease obligations, net of current portion	3,145,080				3,145,080
Deferred tax liabilities	291,600	172,000			463,600
Other long-term liabilities		12,000			12,000

Total liabilities	$23,553,573	$1,355,000		$(1,846,411)	$23,062,162
					–
Commitments and contingencies					–
					–
Stockholders' equity:					–
Preferred stock, 100,000,000 shares authorized:					–
Series B preferred stock, $0.0001 par value, 5,000 shares authorized, 5,000 shares issued and outstanding	1				1
Series D preferred stock, $0.0001 par value, 200,000 shares authorized, 50,000 shares issued and outstanding	5				5
Series E preferred stock, $0.0001 par value, 100,000 shares authorized, 45,000 shares issued and outstanding	5				5
Common stock, $0.0001 par value, 50,000,000 shares authorized,13,763,279 shares issued and outstanding	3,093	105,000			108,093
Additional paid-in-capital	10,926,621	141,129,000			152,055,621
Retained earnings	4,993,684	(134,179,000)		1,846,411	(127,338,905)
Total stockholders' equity	$15,923,409	$7,055,000		$1,846,411	$24,824,820
					–
Total liabilities and stockholders' equity	$39,476,982	$8,410,000		$–	$47,886,982

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
For the Six Months Ended June 30, 2015

	Historical		Pro Forma
	Medytox	CollabRx	Adjustments	Pro Forma
Revenues				–
Gross charges (net of contractual allowances and discounts)	$33,347,632	$272,000	$–	$33,619,632
Provision for bad debts	(10,317,199)			(10,317,199)
Net Revenues	23,030,433	272,000		23,302,433
				–
Operating expenses:				–
Direct costs of revenue	6,699,631	44,000		6,743,631
General and administrative	15,035,973	1,712,000	(1,099,454)	15,648,519
Sales and marketing expenses	2,321,788	182,000		2,503,788
Bad debt expense	99,754	–		99,754
Depreciation and amortization	1,250,434	–		1,250,434
Engineering	–	1,080,000		1,080,000
Research and development	–	23,000		23,000
Intangible asset impairment	–	571,000		571,000
Total operating expenses	$25,407,580	$3,612,000	$(1,099,454)	$27,920,126
				–
Income (loss) from operations	(2,377,147)	(3,340,000)	1,099,454	(4,617,693)
				–
Other income (expense):				–
Other income (loss)	23	(40,000)		(39,977)
Gain on legal settlement	275,028	–		275,028
Interest expense	(1,047,543)	–		(1,047,543)
Total other income (expense)	$(772,492)	$(40,000)	$–	$(812,492)
				–
Income (Loss) before income taxes	(3,149,639)	(3,380,000)	1,099,454	(5,430,185)
				–
Provision (benefit) for income taxes	98,800	(259,000)	–	(160,200)
				–
Net income (loss)	(3,248,439)	(3,121,000)	1,099,454	(5,269,985)
				–
Preferred stock dividends	1,320,394	–	(1,320,394)	–
				–
Net income (loss) attributable to common shareholders	$(1,928,045)	$(3,121,000)	$2,419,848	$(5,269,985)
				–
Other comprehensive income	–	419,000	–	419,000

Comprehensive loss	$(1,928,045)	$(2,702,000)	$(2,419,848)	$(4,850,985)

Net income (loss) per common share: Basic and Diluted	$(0.16)	$(0.39)		$(0.41)

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
For the Twelve Months Ended December 31, 2014

	Historical		Pro Forma	Pro Forma
Income Statement	Medytox	CollabRx	Adjustments
Revenues
Gross charges (net of contractual allowances and discounts)	$77,223,964	$415,000	$	$77,638,964
Provision for bad debts	(19,296,144)	–		(19,296,144)
Net Revenues	57,927,820	415,000		58,342,820

Operating expenses:
Direct costs of revenue	15,920,468	72,000		15,992,468
General and administrative	19,712,018	2,071,000	(271,743)	21,511,275
Legal fees related to disputed subsidiary	94,217	–		94,217
Sales and marketing expenses	4,967,188	296,000		5,263,188
Bad debt expense	78,482	–		78,482
Depreciation and amortization	1,500,453	–		1,500,453
Engineering	–	2,278,000		2,278,000
Research and development	–	133,000		133,000
Total operating expenses	$42,272,826	$4,850,000	$(271,743)	$46,851,083

Income (Loss) from operations	15,654,994	(4,435,000)	271,743	11,491,737
				–
Other income (expense):				–
Other income	489	12,000		12,489
Gain on disposition of subsidiary	134,184	–		134,184
Gain on legal settlement	105,780	–		105,780
Interest expense	(513,815)	–		(513,815)
Total other income (expense)	$(273,362)	$12,000	$–	$(261,362)
				–
Income (Loss) before income taxes	15,381,632	(4,423,000)	271,743	11,230,375
				–
Provision (benefit) for income taxes	7,561,300	(74,000)	(2,034,116)	5,453,184

Net income (Loss) from continuing operations	7,820,332	(4,349,000)	2,305,859	5,777,191

Gain from discontinued operations, net of taxes	–	10,000		10,000

Net income (Loss)	7,820,332	(4,339,000)	2,305,859	5,787,191

Preferred stock dividends	5,010,300	–	(5,010,300)	–

Net income (Loss) attributable to common shareholders	$2,810,032	$(4,339,000)	$7,316,159	$5,787,191

Net income (Loss) per common share:
Basic and Diluted	$0.09	$(1.75)		$0.45

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NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The effective date of the merger is assumed to be June 30, 2015 for purposes of preparing the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2015. The effective date of the merger is assumed to be January 1, 2014 for purposes of preparing the Unaudited Pro Forma Condensed Combined Statements of Operations and Unaudited Pro Forma Condensed Combined Statements of Operations and Comprehensive Loss. These unaudited pro forma condensed combined financial statements may require additional pro forma adjustments including, but not limited to, acquisition accounting adjustments. Such additional pro forma adjustments may be material to the currently presented pro forma financial statements.

Pro Forma Adjustments

(a) Accounts Payable

The pro forma adjustment to accounts payable on the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2015 reflects the elimination of payables at that date for transactional expenses and duplicative expenses since both companies are SEC registrants.

(b) Accrued Expenses

The pro forma adjustment to accrued expenses on the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2015 reflects the elimination of preferred stock dividends in the amount of $1,320,394 (see below) and accrued expenses in the amount of $52,487 for transactional costs and $25,125 for duplicate expenses for SEC registrants.

(c) General and Administrative Expenses

The pro forma adjustment to general and administrative expenses for the year ended December 31, 2014 reflects an adjustment of $271,743, which includes the elimination of $122,758 of transactional expenses and $148,985 of duplicative expenses since both companies are SEC registrants.

The pro forma adjustment to general and administrative expenses for the six months ended June 30, 2015 reflects an adjustment of $1,099,454, which includes the elimination of $840,778 of transactional expenses and $258,676 of duplicative expenses since both companies are SEC registrants.

(d) Provision for Income Taxes

The pro forma adjustments to the provision for income taxes for the year ended December 31, 2014 reflects a net tax benefit of $2,034,116, which includes $133,154 of additional taxes resulting from the elimination in the general and administrative expenses described above offset by the tax benefit of $2,167,270 realized from the operating losses of CollabRx.

No pro forma adjustments to the provision for income taxes for the six months ended June 30, 2015 have been reflected since the Unaudited Pro Forma Condensed Combined Statements of Income for the period reflects a loss before taxes.

(e) Preferred Stock Dividends

The pro forma adjustment to preferred stock dividends for the year ended December 31, 2014 and the six months ended June 30, 2015 reflects the elimination of the dividend to the holders of Medytox’s Series B Preferred Stock.

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